OmniSource®

ICMG Registered Variable Life Separate Account A

Hartford Life Insurance Company

File No. 333-60515

Supplement Dated May 1, 2007 to Your Prospectus Dated May 1, 2007

Alger American Small Capitalization Portfolio - Closure

Effective on June 1, 2007, The Board of Trustees of The Alger American Fund has authorized the closing of the Alger American Small Capitalization Portolio (the “Portfolio”).  The Alger American Small Capitalization Portfolio will be closed to all Certificates issued on or after June 1, 2007.  The portfolio will remain available to existing Certificate Owners.

This supplement should be retained with the prospectus for future reference.

HV-6101